WABASH NATIONAL CORPORATION ANNUAL SHAREHOLDERS MEETING

SAFE HARBOR STATEMENT AND NON-GAAP FINANCIAL MEASURES This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward- looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non- GAAP financial measures, including adjusted operating income and adjusted earnings per diluted share. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Adjusted operating income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the tables following this presentation. Adjusted net income and adjusted earnings per diluted share, each reflect adjustments for acquisition expenses, the losses attributable to the Company’s extinguishment of debt, impairment charges, executive severance costs, income or losses recognized on the sale and/or closure of former Company locations, adjustments related to the Company’s deferred tax assets as a result of IRS guidance on application of the Tax Cuts and Jobs Act of 2017, and reversal of reserves for uncertain tax positions. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of each of adjusted net income and adjusted earnings per diluted share to net income and net income per diluted share is included in the tables following this presentation. 2 2

CULTURE REFLECTS PEOPLE, PURPOSE & PERFORMANCE People creating a better tomorrow… …by striving to be a place where people thrive. …by embracing our responsibility to drive diversity and inclusion. …by embracing change and seeking breakthrough innovation. …by designing and manufacturing safe, smart, sustainable solutions that solve customers’ real problems. 3 3

Focused on Delivering Results in 2019 Labor Stabilization, Improved Chassis- Supply Chain Shifts to Material Cost Recovery & Productivity & Provider Communication Stronger and More Commercial Protections Equipment Reliability and Co-Planning Stable Suppliers Improvement Focus Execution on Operational Priorities Driving an Excellent Start to 2019 Wabash 2019 Investor Day 4

CORPORATE SOCIAL RESPONSIBILITY SAFETY SUSTAINABILITY COMMUNITY #1 Value and Priority ▪ Design innovations that improve fleet fuel ▪ Donate time, needed materials and economy financial resources to support the ▪ Apply innovation to engineer safer communities where we live and work ▪ Supporting the adopting of Clean Energy products and design better operating within Transportation ▪ Significant community program environments that put people first partnerships ▪ Focused on waste reduction/elimination ▪ Highway and manufacturing safety within our Operations ▪ ISO certifications and national ▪ 50,000+ cubic yards of landfill space distinctions ▪ 56M kilowatt-hours of electricity ▪ Sharing best practices and ideas for ▪ 32,625 mature trees through recycling implementing higher standards ▪ ~20,000 metric tons of greenhouse gas emissions ▪ Robust internal Safety Management ▪ Conserving energy in our manufacturing operations ▪ Partner with local and national programs systems that support our active duty troops and veterans and their families 5 Taking Ever Increasing Action 5 5

THE WABASH MANAGEMENT SYSTEM | SCALING BEST-IN-CLASS PERFORMANCE WABASH MANAGEMENT SYSTEM Our internal and external Our philosophy for human systems, metrics and purposeful capital management includes collaboration used to maintain recruiting, retaining and the highest levels of alignment developing talent while to our purpose, strategy and accelerating the execution of external reporting requirements strategic initiatives PURPOSE Our purposeful hierarchy of key Our clear vision for planning impactful processes that create and deploying structured the foundation for how we initiatives designed for continually transform the profitable growth and organization into an industry long-term success leader in all markets we serve Delivering Today, 6 Building for Tomorrow 6

CONTINUING TO STRENGTHEN OUR SUSTAINABLE COMPETITIVE ADVANTAGES Industry-leading Innovative Operational Strong Customer Product Portfolio Technology Excellence Relationships ▪ Leverage our 30+ years of ▪ Customer-focused engineered ▪ Emphasizing manufacturing ▪ Built on industry-leading, engineering and mfg. solutions in all our industries velocity and business process innovative products that experience to offer a wide and markets optimization provide superior long-term selection of transportation and ▪ 200+ patents and patent ▪ Breakthrough thought process value industrial products applications in the U.S. and ▪ Lean & Six Sigma ▪ Diverse customer base and ▪ Provide customers with abroad manufacturing approach for end markets innovative products lowering 13+ years ▪ Established relationships with their total cost of ownership many of the largest carrier and industry leaders A Culture based on Technology and Innovation 7 7

WE REMAIN FOCUSED ON THESE MEGA TRENDS Energy & Chemical Urbanization, Final Mile & Expansion of Cold Chain & Increased Regulation Production, Storage & Home Delivery Food Equipment (GHG1, ELDs2, Food Safety) Transportation ▪ New and existing designs ▪ New patent-pending ▪ Low cost energy supports ▪ Advanced lightweight technology chemical production materials ▪ Growing customer base, including traditional ▪ International expansion ▪ $200B+ of chemical ▪ Full suite of aero products freight fleets capital investment³ ▪ Aftermarket parts growth ▪ Market share growth in ▪ Mobile and on-site aluminum products customer service 1 Greenhouse gasses (GHG); 2 Electronic logging devices (ELD); 3 Source: American Chemistry Council Undeniable Forces Driving Wabash Forward into the Future 8 8

LINKING NEW & EXISTING PRODUCTS, CHANNELS AND INNOVATION ACROSS A DIVERSE LOGISTICS LANDSCAPE FIRST MILE MIDDLE MILE FINAL MILE ▪ Long-haul routes of goods ▪ Products moved into or redistributed ▪ Delivery of goods to home or final among fulfillment centers destination ▪ Driven by freight activity ▪ Driven by strategic positioning of goods ▪ Driven by strong growth in e-Commerce ▪ Traditional First Mile carriers can no to allow for 2-day delivery or less longer ignore Middle and Final Mile ▪ Positioning to be a more strategic player opportunities in Final Mile: invest in technology; focus on operational excellence; disciplined and strategic M&A Strategically Positioning Wabash to be the Solutions Provider of Choice into the Future 9 9

AN INCREASINGLY DIVERSIFIED TRANSPORTATION, DISTRIBUTION & LOGISTIC SOLUTIONS PROVIDER Revenue Breakdown Period – Dry Van Versus Non-Dry Van 2018 42% 2015 $2.0B 49% $2.3B 51% Non-Dry Non-Dry Dry Non-Dry Dry 58% Van Van Van Van Van Dry Van Today, Non-Dry Van Revenue now Exceeds $1B Annually & Growing 10 10 10

OUR BUSINESSES - OPPORTUNITIES Final Mile Products Commercial Trailer Products Diversified Products Group ▪ Delivering on Wabash’s Brand promise ▪ Strong Cash Generation ▪ Growth through New Product of industry leading delivery and quality ▪ An Ability to Achieve Above Development & Innovation ▪ Market Growth Opportunity; Market Growth ▪ Margin Enhancement Opportunities • Macro tailwinds • Technology • Velocity based lean manufacturing • Ability to expand addressable • Innovation market • Improved Sales Channel • Enhanced Sales & Operations Planning (SOP) • Early stages of new product development & innovation • Product Design Standardization introduction 11 Driving Growth & Optimization Across the Corporation 11

AS WE LOOK FORWARD TO THE FUTURE

- AN INCREASINGLY DIVERSIFIED TRANSPORTATION, DISTRIBUTION & LOGISTICS SOLUTIONS PROVIDER
- COMMITMENT TO TECHNOLOGY & INNOVATION
- DEPLOYMENT OF OUR WABASH MANAGEMENT SYSTEM IN EVERY CORNER OF THIS GREAT COMPANY
- LEVERAGING BREAKTHROUGH IMPROVEMENT IN OUR CORE BUSINESS PROCESSES, OUR ENTERPRISE SUPPLY CHAIN, AND THROUGHOUT OUR MANUFACTURING SYSTEM

2021 Financial Targets

(Investor Day, Feb. 2019)

	2018 FY Results	2021 Goals
REVENUE	$2.27B	~$2.2B
ADJUSTED OPERATING MARGIN[1]	6.1%	~8.0%
ADJUSTED EPS[2]	$1.44	$1.90 – $2.10

[1] 2018 Operating Margin adjusted for Impairment, Acquisition expenses and related charges, Executive severance and Facility transactions; [2] 2018 EPS adjusted for Asset impairment, Acquisition expenses and related charges, Executive severance, Facility transactions and Loss on debt extinguishment

~$200M of Strategic Growth Offsetting Core Market Deceleration

12

Best Wishes Dick Giromini Leader, Teacher, Friend 13 13

Thank You Wabash National Employees 14 14